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                           RECEIVABLES PURCHASE AGREEMENT
                            Dated as of October 16, 1998


          ARCADIA RECEIVABLES FINANCE CORP. V, a Delaware corporation, as buyer (together with its successors and assigns in such capacity, the "BUYER"), and ARCADIA FINANCIAL LTD., a Delaware corporation, as originator (together with its successors and assigns in such capacity, the "ORIGINATOR"), agree as follows:

                               PRELIMINARY STATEMENTS

          (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in Article I of this Agreement.

          (2) The Originator or a Subsidiary of the Originator in its ordinary course of business finances the cost of Financed Vehicles purchased by Obligors or the Originator purchases Contracts with respect to Financed Vehicles;

          (3) The Buyer is a wholly-owned, special-purpose Subsidiary of the Originator established to purchase or otherwise acquire Eligible Receivables and Related Security;

          (4) The Originator wishes from time to time to offer to sell to the Buyer Eligible Receivables and Related Security; and

          (5) The Buyer desires to purchase or otherwise procure such Eligible Receivables and Related Security from the Originator;

          NOW, THEREFORE, on the terms and conditions set forth herein, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


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                                      ARTICLE I

                                     DEFINITIONS

          SECTION 1.1. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "AGREEMENT" means this Receivables Purchase Agreement, dated as of October 16, 1998, between the Buyer and the Originator, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

          "DEMAND NOTE" shall mean a demand note, dated as of October 16, 1998, executed by the Originator in favor of the Buyer, substantially in the form of Exhibit B hereto.

          "ELIGIBLE RECEIVABLE" has the meaning specified in the Receivables Transfer Agreement.

          "INDEMNIFIED AMOUNTS" has the meaning specified in Section 7.1(a).

          "INDEMNIFIED PARTY" has the meaning specified in Section 7.1(a).

          "INITIAL PURCHASE DATE" means the date the first Purchase is made pursuant to this Agreement.

          "OBLIGOR" means the obligor and any co-obligor(s) under a Receivable.

          "ORIGINATOR" has the meaning set forth in the preamble to this Agreement.

          "PURCHASE" means a purchase of Purchased Receivables, Related Security with respect to such Purchased Receivables and Collections with respect thereto by the Buyer from the Originator pursuant to Sections 2.1 and 2.2.

          "PURCHASE DATE" means the Initial Purchase Date and, thereafter, any Business Day of a calendar month, on which a Purchase occurs; PROVIDED, that no more than one Purchase may occur on any Purchase Date.

          "PURCHASE NOTICE" means a notice, in substantially the form of Exhibit A, furnished by the Originator to the Buyer pursuant to Section 2.2.

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          "PURCHASE PERCENTAGE" shall mean initially 100%; PROVIDED, HOWEVER, that the Purchase Percentage may change from time to time to reflect historic loss experience of the Originator's Receivable portfolio, as agreed upon by the Originator and the Buyer. The Buyer shall notify the Funding Agent of any change in the Purchase Percentage.

          "PURCHASE PRICE" has the meaning specified in Section 2.2.(b).

          "PURCHASE TERMINATION DATE" has the meaning specified in Section 8.8.

          "PURCHASED ASSETS" means, at any time, all then outstanding Purchased Receivables, Related Security with respect to such Purchased Receivables and Collections with respect to, and other proceeds of, such Purchased Receivables.

          "PURCHASED RECEIVABLE" means any Receivable which appears on any list of Receivables at any time hereafter submitted to and accepted by the Buyer pursuant to Section 2.2. Once a Receivable appears on any such list it shall remain a Purchased Receivable; PROVIDED, HOWEVER, that with respect to any Receivable that is repurchased by the Originator pursuant to Section 7.2, following the Buyer's receipt of the repurchase price for such Receivable, or any Receivable that is the subject of a Permitted Securitization Transaction or a Permitted Originator Transaction, "PURCHASED RECEIVABLE" shall not include such Receivable.

          "PURCHASE TERMINATION EVENT" means an Event of Bankruptcy shall have occurred with respect to the Originator.

          "RECEIVABLES" means the indebtedness evidenced by the Contracts, whether constituting accounts, general intangibles, contract rights, chattel paper or instruments.

          "RECEIVABLES TRANSFER AGREEMENT" means the Receivables Transfer Agreement, dated as of October 16, 1998, between the Buyer, the Servicer, PARCO, the Originator and the Funding Agent, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

          "RECORDS" means, with respect to each Purchased Receivable, all factory invoices and work orders describing the related Financed Vehicle, the bill of sale and guaranty of title, insurance policies, tax receipts, property and casualty insurance policies or binders naming the Servicer as loss payee or additional named insured, as is appropriate, insurance premium receipts, ledger sheets, payment records, insurance claim files and correspondence, all documentation in connection with any modification, release, accommodation, cosigning or guaranty of the Purchased Receivable and all other documents and instruments, including all books, records,

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files, tapes, correspondence and other information or materials (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) relating to the Purchased Receivable, the Contract, the Title and the Financed Vehicle relating to the Purchased Receivable and this Agreement.

          "RELATED SECURITY" means, with respect to any Receivable, all of the Originator's right, title, and interest in, to and under (i) the related Contract File, (ii) the related Financed Vehicle, (iii) all related Records (iv) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable, whether pursuant to the related Contract or otherwise, (v) all security interests, liens and other property purporting to secure payment of the related Contract, together with all financing statements signed by an Obligor and security agreements describing any collateral securing such Contract, and (vi) all proceeds of the foregoing.

          "TITLE" means, with respect to each Receivable, the original certificate or other instrument or registration evidencing ownership of the related Financed Vehicle, which certificate, other instrument or registration shall have the Lien of the Originator noted thereon or a UCC financing statement signed by the Obligor and filed in the appropriate jurisdiction evidencing the perfection of the Lien granted by the Obligor to the Originator and assigned to the Buyer or its designee as provided herein.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

          SECTION 1.2. OTHER TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Receivables Transfer Agreement. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.3. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

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                                      ARTICLE II

                            AMOUNTS AND TERMS OF PURCHASES

          SECTION 2.1. GENERAL TERMS. (a) On the terms and conditions hereinafter set forth, from the date the conditions precedent to the initial Purchase in Section 3.1 are satisfied to (but excluding) the Purchase Termination Date, the Originator may offer to sell to the Buyer on each Purchase Date all right, title and interest of the Originator in, to and under certain Eligible Receivables, all Related Security with respect to such Eligible Receivables and Collections and proceeds with respect thereto, and the Buyer, in its sole discretion, may purchase all or any portion of such Eligible Receivables, Related Security, Collections and proceeds with respect thereto from the Originator. Nothing in this Agreement shall be deemed to be or construed as a commitment by the Buyer to purchase any Purchased Assets at any time.

          (b) It is the intention of the parties hereto that each Purchase of Eligible Receivables, Related Security, Collections and proceeds with respect thereto made hereunder shall constitute a sale, as such term is used in Article 9 of the UCC, which sales are absolute, irrevocable and without recourse except as specifically provided herein and provide the Buyer with the full benefits of ownership of the Purchased Receivables and such related Purchased Assets. Neither the Originator nor the Buyer intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Buyer to the Originator secured by such assets. If at any time a court characterizes the Purchases hereunder as loans by the Buyer to the Originator, then the Originator hereby pledges, grants a security interest in and assigns to the Buyer, all of the Originator's right and title to and interest in (i) the Purchased Receivables, (ii) the Related Security and Collections with respect thereto, (iii) the Lock-Box Account, (iv) funds on deposit in the Lock-Box to the extent attributable to Purchased Receivables and Related Security and Collections with respect thereto, and (v) proceeds with respect thereto as security for such loans and for the payment and performance of all obligations of the Originator hereunder. In view of the intention of the parties hereto that the Purchases of Eligible Receivables, Related Security, Collections and proceeds with respect thereto made hereunder shall constitute sales of such Purchased Receivables, Related Security, Collections and proceeds with respect thereto rather than a loan secured by such Purchased Receivables, Related Security, Collections and proceeds with respect thereto, the Originator agrees to note on its financial statements that such Purchased Receivables, Related Security, Collections and proceeds with respect thereto have been sold to the Buyer.

          SECTION 2.2. PURCHASES FROM THE ORIGINATOR. (a) Each Purchase shall be made on a Purchase Date; PROVIDED that a Purchase Notice requesting such Purchase is received by the Buyer by the close of business on such Purchase Date. Each such Purchase Notice shall list all Eligible Receivables of the Originator


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requested to be purchased and shall specify the Purchase Price therefor. The Buyer shall promptly thereafter notify the Originator whether the Buyer has determined to purchase all or any portion of such Eligible Receivables.

          (b) The purchase price (the "PURCHASE PRICE") for the new Purchased Receivables noted on a Purchase Notice (together with the related Purchased Assets) payable with respect to any Purchase Date shall be an amount equal to the product of the Outstanding Balance of such Purchased Receivables on the Purchase Date and the Purchase Percentage. The Purchase Price shall be paid to the Originator, by wire transfer of immediately available funds, (i) on the related Purchase Date, in an amount equal to the product of (x) the Outstanding Balance of such Purchased Receivables on such Purchase Date, and (y) the Advance Percentage in effect on such Purchase Date, and (ii) upon the date of any Permitted Securitization Transaction, in an amount equal to the remaining balance of the Purchase Price for such Purchased Receivables.

          SECTION 2.3. COLLECTIONS; LOCK-BOX ACCOUNT. In connection with the Purchases of Purchased Receivables hereunder, the Originator hereby transfers and assigns to the Buyer all the Originator's right, title and interest in and to the Lock-Box and the Lock-Box Account with respect to the Purchased Receivables. In connection with such transfer and assignment, the Originator hereby agrees to instruct each Obligor of a Purchased Receivable to remit payment on the Purchased Receivables to the Lock-Box. The Originator further agrees that it will not make any change in its instructions to Obligors regarding payments to be made to the Lock-Box except in accordance with the Facility Documents. The Originator agrees that if it shall receive any Collections, the Originator shall hold such Collections in trust for the benefit of the Buyer and remit such Collections to the Buyer by depositing such Collections into the Collection Account within two (2) Business Days following the Originator's receipt thereof. The location of the Lock-Box, together with the name and address of the Lock-Box Bank, are specified in Exhibit C.

          SECTION 2.4. TRANSFER OF RECORDS TO THE BUYER. (a) In connection with the Purchases of Purchased Receivables hereunder, the Originator hereby sells, transfers, assigns and otherwise conveys to the Buyer all of the Originator's right, title and interest in, to and under the Records relating to all Purchased Receivables, without the need for any further documentation in connection with any Purchase. In connection with such transfer, the Originator hereby grants to the Buyer and the Servicer an irrevocable, non-exclusive license to use, without royalty or payment of any kind, all software used by the Originator to account for the Purchased Receivables, to the extent necessary to administer the Purchased Receivables, whether such software is owned by the Originator or is owned by others and used by the Originator under license agreements with respect thereto. The license granted hereby shall be

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irrevocable, and shall terminate when all Purchased Receivables have been collected or charged off as uncollectible.

          (b) The Originator shall take such action requested by the Servicer and/or Buyer and its assignees, from time to time hereafter, that may be necessary or appropriate to ensure that the Buyer and its assignees has (i) an enforceable ownership interest in the Records relating to the Purchased Receivables and (ii) an enforceable right (whether by license or sublicense or otherwise) to use all of the computer software used to account for the Purchased Receivables and/or to recreate such Records.

          SECTION 2.5. PERFECTION OF LIENS; FURTHER ASSURANCES. The Originator shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the execution and filing of such financing or continuation statements, or amendments thereto or assignments thereof), that may be necessary or desirable, or that the Buyer may request, in order to perfect and protect any ownership or security interest granted or purported to be granted to the Buyer hereunder or to enable the Buyer to exercise and enforce its rights and remedies hereunder with respect to any Purchased Assets (including, without limitation, the security interest of the Buyer in the Financed Vehicles securing the Purchased Receivables). The Originator hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any part of the Purchased Assets now existing or hereafter arising without the signature of the Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased Assets or any part thereof shall be sufficient as a financing statement. The Originator will furnish to the Buyer from time to time statements and schedules further identifying and describing the Purchased Assets and such other reports in connection with the Purchased Assets as the Buyer may reasonably request, all in reasonable detail.

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                                     ARTICLE III

                               CONDITIONS OF PURCHASES

          SECTION 3.1. CONDITIONS PRECEDENT TO INITIAL PURCHASE. The initial Purchase shall be subject to the condition precedent that the Buyer shall have received the following, each in form and substance satisfactory to the Buyer:

          (a) The Facility Documents executed by parties thereto and a copy of the executed Lock-Box Agreement;

          (b) Acknowledgment copies of proper UCC-1 Financing Statements executed by the Originator, as may be necessary or, in the opinion of the Buyer, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Buyer's interests in all Purchased Receivables, Related Security, Collections and proceeds with respect thereto, in which an interest may be assigned to it hereunder;

          (c) certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Buyer), dated a date reasonably near to the date hereof, listing all effective financing statements which name the Originator (under its present name and any previous names) as debtor and which are filed in the jurisdictions in which filings were made pursuant to subsection (b) of this Section 3.1, together with copies of such financing statements;

          (d) A copy of the resolutions of the Board of Directors of the Originator approving this Agreement and the other Facility Documents to be delivered by it hereunder and under the Facility Documents and the transactions contemplated hereby and thereby certified by its Secretary or Assistant Secretary;

          (e) The Certificate of Incorporation of the Originator certified by the Secretary of State of Minnesota;

          (f) A certificate of the Secretary or Assistant Secretary of the Originator certifying (i) the names and true signatures of the officers authorized on its behalf to sign this Agreement and the other Facility Documents to be delivered by it hereunder (on which certificate the Buyer may conclusively rely until such time as the Buyer shall receive from the Originator a revised certificate meeting the requirements of this subsection (f)) and (ii) a copy of the Originator's by-laws; and

          (g) Opinions of Dorsey & Whitney LLP special counsel for the Originator, in form and substance satisfactory to the Buyer, as to such matters as the Buyer and the Funding Agent may reasonably request.

          SECTION 3.2.   CONDITIONS PRECEDENT TO ALL PURCHASES.  Each Purchase

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(including the initial Purchase) by the Buyer from the Originator shall be subject to the further conditions precedent that (a) with respect to any such Purchase, not later than the close of business on the date of such Purchase, the Originator shall have delivered to the Buyer, in form and substance satisfactory to each of them, a completed Purchase Notice dated the date of such Purchase and containing such additional information as may be reasonably requested by the Buyer, (b) on the date of such Purchase the representations and warranties contained in Section 4.1 shall be correct on and as of such date as though made on and as of such date, (c) on the date of such Purchase, no Purchase Termination Event shall have occurred and be continuing, and (d) the Originator shall have taken all actions (including, but not limited to, filing financing statements covering the Purchased Assets) necessary or advisable to perfect and protect the Buyer's security interest in the Purchased Assets, free and clear of any Lien, (by accepting the Purchase Price for such Purchase the Originator shall be deemed to have certified the foregoing clauses (a)-(d) to such effect).

          SECTION 3.3. EFFECT OF PAYMENT OF PURCHASE PRICE. Upon the payment of the Purchase Price for any Purchase, all of the Originator's right, title and interest, whether then existing or thereafter acquired, in and to the Purchased Receivables specified in the related Purchase Notice and the other Purchased Assets related thereto shall be sold, transferred, assigned and otherwise conveyed to the Buyer and title thereto shall vest in the Buyer, whether or not the conditions precedent to such Purchase were in fact satisfied; PROVIDED, HOWEVER, that the Buyer shall not be deemed to have waived any claim it may have under this Agreement for the failure by the Originator in fact to satisfy any such condition precedent. Immediately following each Purchase hereunder, the Originator shall make available to the Buyer an updated schedule of all Purchased Receivables, which schedule, as amended from time to time, shall be incorporated into, and made a part of, this Agreement as Exhibit D hereto.

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                                      ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

          SECTION 4.1. REPRESENTATIONS AND WARRANTIES OF THE ORIGINATOR. The Originator represents and warrants as follows:

          (a) DUE INCORPORATION AND GOOD STANDING. The Originator is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction named with respect thereto in the preamble and is duly qualified to do business, and is in good standing, in every jurisdiction in which the nature of its business requires it to be so qualified.


          (b) DUE AUTHORIZATION AND NO CONFLICT. The execution, delivery and performance by the Originator of this Agreement, the other Facility Documents to which the Originator is a party and all other agreements, instruments and documents to be delivered hereunder, and the transactions contemplated hereby and thereby, are within the Originator's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Originator's Articles of Incorporation or by-laws, (ii) any law, rule or regulation applicable to the Originator, (iii) any contractual restriction contained in any material indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on or affecting the Originator or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Originator or its property, and do not result in or require the creation of any Lien upon or with respect to any of its properties (other than in favor of the Buyer as contemplated hereunder); and no transaction contemplated hereby requires compliance with any bulk sales act or similar law. This Agreement and each other Facility Document to which the Originator is a party has been duly executed and delivered on behalf of the Originator.

          (c) GOVERNMENTAL CONSENT. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Originator of this Agreement, any other Facility Document to which the Originator is a party or any other agreement, document or instrument to be delivered hereunder.

          (d) ENFORCEABILITY OF FACILITY DOCUMENTS, RECEIVABLES AND CONTRACTS. This Agreement and each other Facility Document to be delivered by the Originator in connection herewith and therewith constitute the legal, valid and binding obligation of the Originator enforceable against the Originator in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in

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equity).

          (e) NO LITIGATION. There are no actions, suits or proceedings pending, or to the knowledge of the Originator threatened, against or affecting the Originator or any of its Subsidiaries, or the property of the Originator or any of its Subsidiaries, in any court, or before any arbitrator of any kind, or before or by any governmental body, which may materially adversely affect (i) the financial condition of the Originator or the Originator and its consolidated Subsidiaries taken as a whole or (ii) the ability of the Originator to perform its obligations under this Agreement or the other Facility Documents or (iii) the collectibility of the Purchased Receivables. Neither the Originator nor any of its Subsidiaries is in default with respect to any order of any court, arbitrator or governmental body, except for defaults with respect to orders of governmental agencies which defaults are not material to the business or operations of the Originator or the ability of the Originator to perform its obligations under this Agreement or under any of the other Facility Documents to which the Originator is a party.

          (f) USE OF PROCEEDS. No proceeds of any Purchase will be used by the Originator to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (g) ELIGIBILITY OF PURCHASED RECEIVABLES; PERFECTION OF INTEREST IN PURCHASED RECEIVABLES. (i) As of the date of Purchase hereunder of each Purchased Receivable, such Purchased Receivable will satisfy the conditions of the definition of "Eligible Receivable."

               (ii) Prior to the Buyer's Purchase of each Purchased Asset hereunder, the Originator is or will be the lawful owner of, and have good title to, such Purchased Asset free and clear of any Lien and upon each Purchase by the Buyer of Purchased Assets hereunder, the Buyer shall acquire a valid and perfected first priority ownership interest in each Purchased Receivable then existing or thereafter arising and in the Related Security, Collections and proceeds with respect thereto, in each case free and clear of any Lien. All such Purchases of Purchased Receivables and related Purchased Assets constitute true and valid sales, and all such Purchases of Purchased Receivables and related Purchased Assets constitute true and valid transfers and assignments of all of the Originator's right, title and interest in, to and under such Purchased Assets (and not merely a pledge of such Purchased Receivables and related Purchased Assets for security purposes) enforceable against creditors of the Originator. No such

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     Purchased Assets shall constitute property of the Originator; and no effective financing statement or other instrument similar in effect covering any Purchased Receivable, the Related Security, Collections and proceeds with respect thereto or any other Purchased Assets shall at any time be on file in any recording office except such as may be filed in favor of the Buyer (or its assignees) in accordance with this Agreement.

          (h) ACCURACY OF INFORMATION. No Purchase Notice, information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Originator to the Buyer in connection with this Agreement is or shall be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer, as the case may be, at such time) as of the date so furnished, or contains or shall contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

          (i) LOCATION OF CHIEF EXECUTIVE OFFICE AND RECORDS. The chief place of business and chief executive office of the Originator are located at the address of the Originator referred to in Section 8.2 hereof and the locations of the offices where the Originator keeps all the Records are listed on Exhibit E (or at such other locations, notified to the Buyer in accordance with Section 5.1(e), in jurisdictions where all action required by Section 6.3 has been taken and completed). The Originator has, since its incorporation, operated only under the names listed on Exhibit F hereto and, since its incorporation, has not changed its name or merged with or into or consolidated with any other entity or been the subject of any proceeding under the Bankruptcy Code, except as disclosed on Exhibit F hereto.

          (j) SEPARATE CORPORATE EXISTENCE. The Originator is entering into the transactions contemplated by this Agreement in reliance on the Buyer's identity as a separate legal entity from the Originator and each of its Affiliates, and acknowledges that the Buyer and the other parties to the Facility Documents are similarly entering into the transactions contemplated by the other Facility Documents in reliance on the Buyer's identity as a separate legal entity from the Originator and each such other Affiliate.

          (k) TAXES. The Originator has filed or caused to be filed all federal, state and local tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which the Originator has set aside adequate reserves on its books in accordance with generally accepted accounting principles and which have not given rise to any Liens.

          (l) SOLVENCY. The Originator: (i) is not "insolvent" (as such term is defined in Section 101(32)(A) of the Bankruptcy Code), (ii) is able to pay its debts as they mature; and (iii) does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage.

          (m) NO FRAUDULENT CONVEYANCE. The transactions contemplated by this Agreement and by each of the Facility Documents are being consummated by the Originator in furtherance of the Originator's ordinary business, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. By its receipt of the Purchase Prices hereunder and its ownership of the capital stock of the Buyer, the Originator shall have received reasonably equivalent value for the Purchased Receivables sold or otherwise conveyed to the Buyer under this Agreement.

          (n) NOT AN INVESTMENT COMPANY. The Originator is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

          (o) ERISA. Each of the Originator and its ERISA Affiliates is in compliance in all material respects with ERISA, and no lien in favor of the Pension Benefit Guaranty Corporation exists on any of the Purchased Receivables, Related Security, Collections or proceeds with respect thereto.

          (p) LOCK-BOX BANK INFORMATION. The name and address of the Lock-Box Bank, together with the location of the Lock-Box, is specified in Exhibit C (as amended from time to time) hereto (or at such other Lock-Box Bank and/or with such other Lock-Box as have been notified to the Buyer in accordance with
Section 5.2(h) and with respect to which (and with respect to all Collections to be deposited therein) all action required by Section 5.2(h) has been taken and completed). All Obligors have been instructed to make payment to the Lock-Box.

          SECTION 4.2. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES BY THE ORIGINATOR; NOTICE OF BREACH. On the date hereof and on each Business Day on which Purchased Receivables are sold hereunder, the Originator, by accepting the proceeds of such sale, shall be deemed to have certified that all representations and warranties described in Section 4.1 are true and correct on and as of such day as though made on and as of such day. The representations and warranties set forth in Section 4.1 shall survive (i) the conveyance of the Purchased Receivables to the Buyer, (ii) the termination of the rights and obligations of the Buyer and the Originator under this Agreement and (iii) the termination of the Receivables Transfer Agreement. Upon discovery by the Originator or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other within three (3) Business Days of such discovery.

                                       ARTICLE V

                         GENERAL COVENANTS OF THE ORIGINATOR

          SECTION 5.1. AFFIRMATIVE COVENANTS OF THE ORIGINATOR. The Originator will at all times:

          (a) COMPLIANCE WITH LAWS, ETC. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivables and related Contracts.

          (b) PRESERVATION OF EXISTENCE. Observe all procedures required by its Articles of Incorporation and by-laws and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interests hereunder of the Buyer, (2) the collectibility of any Purchased Receivable or (3) its ability to perform its obligations hereunder.

          (c) AUDITS. At any time and from time to time upon prior written notice to the Originator and during regular business hours, permit the Buyer, or its agents or representatives, (i) to examine and make copies of and abstracts from all Records, and (ii) to visit the offices and properties of the Originator for the purpose of examining such Records, and to discuss matters relating to the Purchased Receivables or the Originator's performance hereunder with any of the officers or employees of the Originator having knowledge of such matters.

          (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing the Purchased Receivables in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all Purchased Receivables (including, without limitation, records adequate to permit the daily identification of all Collections of and adjustments to each Purchased Receivable). The Originator hereby agrees to give the Buyer prompt written notice of any change in its administrative and operating procedures which would be reasonably likely to have a material adverse effect on the collectibility of the Receivables. The Originator hereby covenants that the original counterpart of each Contract subject to a Purchase hereunder shall be delivered to the Servicer and all other Records relating thereto shall be marked electronically to segregate such Records from any similar documents.

          (e) LOCATION OF RECORDS. Keep its chief place of business and chief executive office, and the offices where it keeps the Records, at the address(es) of the

Originator referred to in Section 4.1(i), or, in any such case, upon 30 days' prior written notice to the Buyer, at such other locations within the United States where all action required by Section 6.3 shall have been taken and completed.

          (f) CREDIT AND COLLECTION POLICY. Comply in all material respects with its Credit and Collection Policy and/or the Additional Credit Guidelines in regard to each Purchased Receivable and the related Contract, including, without limitation, the taking of such steps as are necessary to maintain perfection, free and clear of all equal or prior Liens, of the security interest created by each such Contract in the related Financed Vehicle on behalf of the Buyer.

          (g) NATURE OF BUSINESS. Engage principally in, directly or indirectly through the ownership of its Subsidiaries, the business of financing the cost of Financed Vehicles purchased by Obligors.

          (h) MAINTENANCE OF INSURANCE. Maintain and keep in force insurance in amounts and with companies as is customary for companies engaged in the same business as that of the Originator.

          (i) SEPARATE IDENTITY. Take all actions required to maintain the Buyer's status as a separate legal entity, including, without limitation, (i) not holding the Buyer out to third parties as other than an entity with assets and liabilities distinct from the Originator and the originator's other Subsidiaries; (ii) not holding itself out to be responsible for the debts of the Buyer or, other than by reason of owning capital stock of the Buyer, for any decisions or actions relating to the business and affairs of the Buyer; (iii) causing any internal financial statements consolidated with those of the Buyer to report the Buyer as a separate corporate entity; (iv) taking such other actions as are necessary on its part to ensure that all corporate procedures required by its and the Buyer's respective certificates of incorporation and by-laws are duly and validly taken; (v) keeping correct and complete records and books of account and corporate minutes; and (vi) not acting in any other manner that could foreseeably mislead others with respect to the Buyer's separate identity.

          (j) COLLECTIONS. The Originator shall instruct all Obligors to cause all Collections to be mailed directly to the Lock-Box. The Originator shall hold in trust, and deposit within two (2) Business Days after receipt thereof to the Collection Account, all Collections received from time to time by the Originator.

          (k) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CONTRACTS. The Originator at its expense will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Purchased Receivables.

          (l) ERISA. The Originator will promptly give the Buyer written notice upon becoming aware that the Originator is not in compliance in all material respects with ERISA or that any ERISA lien on any of the Receivables, Related Security, Collections or proceeds with respect thereto exists.

          SECTION 5.2. NEGATIVE COVENANTS OF THE ORIGINATOR. The Originator will not at any time:

          (a)  SALES, LIENS, ETC. AGAINST RECEIVABLES AND RELATED ASSETS.
Except pursuant to the Facility Documents and a Permitted Securitization Transaction or Permitted Originator Transaction and as otherwise provided herein, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist, any Lien upon or with respect to, any Purchased Receivable, Related Security, Collections or proceeds with respect thereto, or upon or with respect to the Lock-Box or the Lock-Box Account, or assign any right to receive income in respect thereof.

          (b) EXTENSION OR AMENDMENT OF RECEIVABLES. Except as otherwise expressly contemplated by the Credit and Collection Policy and/or the Additional Credit Guidelines, compromise, extend, release or adjust payments on any Contracts or Receivables, accept a conveyance of a Financed Vehicle in full or partial satisfaction of any Contract or Receivable, or release the Lien noted on any Title to any Financed Vehicle securing any Receivable.

          (c) CHANGE IN BUSINESS. Make any material change in the character of its business without prior notice to the Buyer.

          (d) CHANGE IN CORPORATE NAME. Make any change to its corporate name or use any trade names, fictitious names, assumed names or "doing business as" names unless, prior to the effective date of any such name change or use, the Originator has taken all actions required with respect thereto under Section 6.3 and has delivered to the Buyer such other financing statements (Form UCC-1 and UCC-3) executed by the Originator which the Buyer may reasonably request to reflect such name change or use, together with such other documents and instruments that the Buyer may request in connection therewith.

          (e) ACCOUNTING TREATMENT. Prepare any financial statements or other statements which shall account for the transactions contemplated by this Agreement in any manner other than as the sale of the Purchased Assets by the Originator to the Buyer.

          (f) NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement, the Originator shall not, prior to the date which is one year and one day after the termination of this Agreement, with respect to the Buyer, acquiesce, petition or otherwise invoke or cause the Buyer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Buyer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Buyer or any substantial part of its property or ordering the winding-up or liquidation of the affairs of the Buyer.

          (g) MERGER. Any Person (i) into which the Originator may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Originator shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Originator, or (iv) succeeding to the business of the Originator, shall execute an agreement of assumption to perform every obligation of the Originator under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Originator under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; PROVIDED, HOWEVER, that nothing contained herein shall be deemed to release the Originator from any obligation hereunder.

          (h) CHANGE IN PAYMENT INSTRUCTIONS TO OBLIGORS. Amend the Lock-Box Agreement (except to add additional Program Parties (as defined therein)) or terminate Harris Trust and Savings Bank (or any successor or assign) as the Lock-Box Bank or make any change in its instructions to Obligors regarding payments to be made to the Seller or payments to be made to the Lock-Box Bank, unless the Buyer shall have received (1) ten (10) Business Days' prior notice of such amendment, termination or change and (2) prior to the effective date of such amendment, termination or change, an executed copy of the Lock-Box Agreement executed by the Lock-Box Bank, the Funding Agent, AFL and the Seller.

                                      ARTICLE VI

                            ADMINISTRATION AND COLLECTION

          SECTION 6.1. DESIGNATION OF SERVICER. Upon the execution and delivery of the Receivables Transfer Agreement, the Originator will be appointed as Servicer thereunder and will accept such appointment thereunder. As part of the consideration for the Purchases hereunder, the Originator hereby acknowledges and consents to such appointments as Servicer and agrees to perform each of the duties and obligations of the Servicer pursuant to the terms of the Receivables Transfer Agreement, as applicable. In the event the Originator or any successor Servicer is replaced as Servicer under any other Facility Document, the Originator or such successor Servicer shall automatically be replaced as Servicer hereunder by the applicable successor Servicer.

          SECTION 6.2.   RIGHTS OF THE BUYER.

          (a) After a Servicer Termination Event, the Buyer may notify the Obligors of Purchased Receivables, or any of them, of the Buyer's ownership interest in Purchased Assets and direct such Obligors, or any of them, that payment of all amounts payable under any Purchased Receivable be made directly to the Buyer or its designee.

          (b) After a Servicer Termination Event, the Originator shall, at the Servicer's or Buyer's request and at the Originator's expense, give notice of the Buyer's interest in Purchased Receivables to each Obligor and direct that payments be made directly to the Buyer or its designee.

          (c) After a Servicer Termination Event, the Originator shall, at the Buyer's request, assemble all Records which the Buyer reasonably believes are necessary or appropriate for the administration and enforcement of the Purchased Receivables, and shall make the same available to the Buyer at a place selected by the Buyer or its designee.

          (d) At any time, the Originator hereby authorizes the Buyer and the Servicer to take any and all steps in the Originator's name and on behalf of the Originator necessary or desirable, in the determination of the Buyer and/or the Servicer, to collect all amounts due under any and all Purchased Receivables, including, without limitation, endorsing the Originator's name on checks and other instruments representing Collections and enforcing such Purchased Receivables and the Related Security.

          SECTION 6.3. FURTHER ACTION EVIDENCING TRANSFERS. The Originator agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents and take all further action necessary or advisable, or that the Buyer may reasonably request, in order to perfect, protect or more fully evidence the Buyer's interest in the Purchased Assets (including, without limitation, the security interest of the Buyer in the Financed Vehicles securing the Purchased Receivables), or to enable the Buyer to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Originator will mark its master data processing records evidencing such Purchased Receivables and Related Security with a legend, acceptable to the Buyer, evidencing that the Buyer has acquired an ownership interest therein as provided in this Agreement and, upon the request of the Buyer, will execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Buyer may reasonably request. The Originator hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Purchased Receivables and the Purchased Assets now existing or hereafter arising without the signature of the Originator where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Purchased Receivables and the other Purchased Assets, or any part thereof, shall be sufficient as a financing statement. If the Originator fails to perform any of its agreements or obligations under this Agreement, the Buyer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Buyer incurred in connection therewith shall be payable by the Originator upon the Buyer's demand therefor; PROVIDED that, prior to taking any such action, the Buyer shall give notice of such intention to the Originator and shall provide the originator with a reasonable opportunity to take such action itself.

          SECTION 6.4. TRANSFERS BY BUYER. The Originator acknowledges and agrees with the Buyer that (a) the Buyer will, pursuant to the Receivables Transfer Agreement, sell the Purchased Assets and assign its rights under this Agreement to the PARCO, the APA Banks and the Funding Agent, as applicable, and their respective assignees (and the Originator hereby consents to such assignments) and (b) the Funding Agent, PARCO, and each of the APA Banks are intended to be, and hereby are, third-party beneficiaries of this Agreement.

                                     ARTICLE VII

                             INDEMNIFICATION; REPURCHASES

          SECTION 7.1.   INDEMNITIES BY THE ORIGINATOR.    Without limiting any
other rights which the Buyer may have hereunder or under applicable law, the Originator hereby agrees to indemnify the Buyer and its officers, directors, agents and assigns (collectively, the "INDEMNIFIED PARTIES"), from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "INDEMNIFIED AMOUNTS") awarded against or incurred by an Indemnified Party relating to or resulting from any of the following (excluding, however, (i) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (ii) recourse (except as otherwise provided for in this Agreement) for uncollectible Purchased Receivables):

               (i) reliance on any representation or warranty made or deemed made by the Originator (or any of its officers) under or in connection with this Agreement, any Purchase Notice or any other information or report delivered by the Originator pursuant hereto, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

              (ii) the failure by the Originator to comply with any term, provision or covenant contained in this Agreement, or any agreement executed in connection with this Agreement or with any applicable law, rule or regulation with respect to any Purchased Receivable, the Related Security or the other Purchased Assets, or the nonconformity of any Purchased Receivable, the Related Security or the other Purchased Assets with any such applicable law, rule or regulation;

             (iii) the failure to vest and maintain vested in the Buyer or to transfer to the Buyer an interest in the Receivables which are, or are purported to be, Purchased Receivables, together with all Collections, Related Security and the other Purchased Assets, free and clear of any Lien (except in favor of the Buyer or its assignees) whether existing at the time of the Purchase of such Receivable or at any time thereafter;

              (iv) the failure to file, or any delay in filing (other than solely as a result of the action or inaction of an Indemnified Party), financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws against the Originator with respect to any Receivables or Related Security which are, or are purported to be, Purchased Assets, whether at the time of any Purchase or at any subsequent time;

              (v) any failure of the Originator, as Servicer or otherwise, to perform its duties or obligations in accordance with the provisions of
     Article VI; and

              (vi) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with the Financed Vehicle that is the subject of any Contract.

Any amounts subject to the indemnification provisions of this Section 7.1 shall be paid by the Originator to the applicable Indemnified Party within two (2) Business Days following such Indemnified Party's demand therefor.

          SECTION 7.2. REPURCHASE OF RECEIVABLES. If, with respect to any Purchased Receivable, such Receivable did not constitute an Eligible Receivable on the date such Receivable became a Purchased Receivable (or if the Buyer notifies the Originator that any Receivable which became a Purchased Receivable on the date of such Purchase is not an Eligible Receivable) or the Originator shall have breached any representation or warranty made hereunder with respect to such Receivable, then the Originator shall, on the next succeeding Purchase Date, repurchase such Purchased Receivable for the repurchase price specified in the following sentence. The Originator shall, on the Purchase Date coinciding with such repurchase, pay to the Buyer an amount equal to the Outstanding Balance of such Purchased Receivable plus accrued interest thereon as of such Purchase Date. The proceeds of any such repurchase shall be paid to the Buyer by depositing such proceeds into the Collection Account. Any such repurchase shall be made without recourse or warranty, express or implied, by the Buyer. Immediately following each repurchase, the Originator shall make available to the Buyer an updated schedule of all Purchased Receivables, which schedule, as amended from time to time, shall be incorporated into, and made a part of, this Agreement as Exhibit D hereto.

                                     ARTICLE VIII

                                    MISCELLANEOUS

          SECTION 8.1. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement nor consent to any departure by the Originator or the Buyer, shall in any event be effective unless the same shall be in writing and signed by (i) the Originator and the Buyer (with respect to an amendment) or
(ii) the Buyer (with respect to a waiver or consent by it) or the Originator (with respect to a waiver or consent by it), as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no such amendment or waiver or consent shall be effective without the prior written consent of the Funding Agent. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

          SECTION 8.2. NOTICES, ETC. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth below or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, five days after being deposited in the mails, or, in the case of notice by telex, when telexed against receipt of answer back, or in the case of notice by facsimile copy, when verbal communication of receipt is obtained, in each case addressed as aforesaid, except that notices and communications pursuant to Article II shall not be effective until received.

IF TO THE BUYER:

ARCADIA RECEIVABLES FINANCE CORP. V
7825 Washington Avenue South
Suite 902
Minneapolis, Minnesota 55439-2444
Attention:  Treasurer
Telephone:  (612) 942-9880
Telecopy:  (612) 942-6620

IF TO THE ORIGINATOR:

ARCADIA FINANCIAL LTD.
7825 Washington Avenue South

Suite 500
Minneapolis, Minnesota 55439-2444
Attention:  Treasurer
Telephone:  (612) 942-9880
Telecopy:  (612) 942-6620

          SECTION 8.3. NO WAIVER; REMEDIES. No failure on the part of the Buyer to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.4. BINDING EFFECT; ASSIGNABILITY. This Agreement shall be binding upon and inure to the benefit of the Originator, the Buyer and their respective successors and permitted assigns (which successors of the Originator shall include a trustee in bankruptcy). The Originator may not assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Buyer and the Funding Agent. The Buyer may assign at any time its rights and obligations hereunder and interests herein to any other Person without the consent of the Originator. The Originator agrees that any assignee of the Buyer (including the Funding Agent, PARCO and the APA Banks under the Receivables Transfer Agreement) shall, to the extent of its interest so assigned, have the right to enforce this Agreement and to exercise directly all of the Buyer's rights and remedies under this Agreement, and the Originator agrees to cooperate fully with any such assignee in the exercise of such rights and remedies. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Purchase Termination Date, as the Purchased Receivables shall have been collected or charged off as uncollectible; PROVIDED, HOWEVER, that the rights and remedies with respect to any breach of any representation and warranty made by the Originator pursuant to
Article IV and the indemnification and payment provisions of Article VII and this Article VIII shall be continuing and shall survive any termination of this Agreement.

          SECTION 8.5. GOVERNING LAW; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The Originator hereby agrees to the jurisdiction of any state or federal court located within the State of New York, and waives personal service of any and all process upon it and consents that all such service of process be made by registered mail directed to the originator at the address set forth on the signature page hereof and service so made shall be deemed to be completed five (5) days after the same shall have been deposited in the U.S. mails, postage prepaid. The Originator hereby waives any right to have a jury participate in resolving any dispute, whether sounding in contract, tort, or otherwise between the originator and the buyer arising out of, connected with, related to, or incidental to the relationship between them in connection with this agreement. Instead, any dispute resolved in court will be resolved in a bench trial without a jury.
With respect to the foregoing consent to jurisdiction, the Originator hereby waives any objection based on FORUM NON CONVENIENS, and any objection to venue of any action instituted hereunder and consents to the granting of such legal or equitable relief as is deemed appropriate by the court. Nothing in this section
8.5 shall affect the right of the buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the originator or its property in the courts of any other jurisdiction.

          SECTION 8.6. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification under Article VII hereof, the Originator agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer (and the Funding Agent) with respect thereto and with respect to advising the Buyer (and the Funding Agent) as to its rights and remedies under this Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder.

          (b) In addition, the Originator shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Buyer and its assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

          SECTION 8.7. EXECUTION IN COUNTERPARTS; SEVERABILITY. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 8.8. TERM; EFFECT OF TERMINATION. (a) This Agreement shall commence as of the first day on which all of the conditions precedent have been satisfied and shall continue in full force and effect until the earlier of (i) the date designated by the Buyer or the Originator as the Purchase Termination Date at any time following ten (10) days' written notice to the other (with a copy thereof to the Funding Agent), (ii) the occurrence of a Purchase Termination Event, (iii) the occurrence of the Termination Date pursuant to the Receivables Transfer Agreement, (iv) the occurrence of an Event of Bankruptcy with respect to either the Buyer or the Originator or (v) the date on which either the Buyer or the Originator becomes unable for any reason to purchase or repurchase the interest of the Originator or the Buyer, as the case may be, in any Receivable in accordance with the provisions of this Agreement or defaults on its obligations hereunder, which default continues unremedied for more than ten (10) days after written notice (any such date specified in clauses (i) through (v) above being a "PURCHASE TERMINATION DATE"); PROVIDED, HOWEVER, that the termination of this Agreement pursuant to this Section 8.8 shall not discharge any Person from any obligations incurred prior to such termination, including, without limitation, any obligations to make any payments with respect to the interest of the Buyer in any Receivable sold prior to such termination.

          (b)  Following the termination of this Agreement pursuant to this
Section 8.8, the Originator shall not sell, and the Buyer shall not purchase, any interests in any Receivables. No termination, rejection or failure to assume the executory obligations of this Agreement in any Event of Bankruptcy with respect to the Originator or the Buyer shall be deemed to impair or affect the obligations pertaining to any executed sale or executed obligations, including, without limitation, pre-termination breaches of representations and warranties by the Originator. Without limiting the foregoing, prior to termination, the failure of the Originator to deliver computer records of Receivables or any reports regarding the Receivables shall not render such transfer or obligation executory, nor shall the continued duties of the parties pursuant to this Agreement render an executed sale executory.

          IN WITNESS WHEREOF, the parties have caused this Receivables Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              ARCADIA RECEIVABLES FINANCE CORP. V, as Buyer


                              By:
                                 --------------------------------------------

                                    Name:
                                    Title:


                              ARCADIA FINANCIAL LTD.,
                              as Originator


                              By:
                                  -------------------------------------------
                                    Name:
                                    Title:


Acknowledged as of the date
first above written:

THE CHASE MANHATTAN BANK,
  as Funding Agent for the benefit
  of PARCO and APA Banks



By:
   --------------------------------
      Name:
      Title:

                                                                       EXHIBIT A


                              FORM OF PURCHASE NOTICE


ARCADIA RECEIVABLES FINANCE CORP. V
7825 Washington Avenue South
Suite 902
Minneapolis, Minnesota 55439-2444
Attention:  Treasurer



                                                       [Initial Purchase Date]
                                                               [Purchase Date]


Ladies and Gentlemen:

          In accordance with Section 2.2 of the Receivables Purchase Agreement dated as of October 16, 1998 (as amended, supplemented or otherwise modified and in effect from time to time, the "Receivables Purchase Agreement") between Arcadia Financial Ltd. (the "Originator") and Arcadia Receivables Finance Corp. V (the "Buyer"), the Originator hereby offers to sell to the Buyer on the date hereof pursuant to the terms and conditions of the Receivables Purchase Agreement the Eligible Receivables listed on Schedule I hereto at an aggregate Purchase Price of $_____.

          Capitalized terms used herein shall have the respective meanings assigned to them in, or incorporated by reference into, the Receivables Purchase Agreement.

                         ARCADIA FINANCIAL LTD.,
                         as Originator

                         By:
                             ------------------------------------------
                               Name:
                               Title:

                                                                    SCHEDULE I



                                 ELIGIBLE RECEIVABLES

          OUTSTANDING BALANCE                               CONTRACT NUMBER

                                                                     EXHIBIT B


                                FORM OF DEMAND NOTE

                                     [Attached]

                                                                     EXHIBIT C


                     LIST OF THE LOCK-BOX BANK AND THE LOCK-BOX

LOCATION OF LOCKBOX (AS DEFINED IN THE LOCK-BOX AGREEMENT

The Chicago Post Office
P.O. Box 95907
Chicago, Illinois 60694-5907


LOCATION OF AGENT ACCOUNT (AS DEFINED IN THE LOCK-BOX AGREEMENT)

Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illlinois 60603

Account Number: 1474709

                                                                     EXHIBIT D


                         SCHEDULE OF PURCHASED RECEIVABLES

                              [Intentionally Omitted]

                                                                     EXHIBIT E



                           LIST OF OFFICES OF ORIGINATOR
                               WHERE RECORDS ARE KEPT

                                     [Attached]

                                                                     EXHIBIT F



                         LIST OF TRADENAMES AND ASSUMED NAMES

                                     [Attached]

------------------------------------------------------------------------------
------------------------------------------------------------------------------




                           RECEIVABLES PURCHASE AGREEMENT


                                      between


                        ARCADIA RECEIVABLES FINANCE CORP. V

                                    as the Buyer

                                        and

                               ARCADIA FINANCIAL LTD.

                                 as the Originator





                            Dated as of October 16, 1998

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                  TABLE OF CONTENTS


SECTION                                                                   Page
                                      ARTICLE  I

                                     DEFINITIONS

SECTION 1.1.  Certain Defined Terms. . . . . . . . . . . . . . . . . . . . .2
SECTION 1.2.  Other Terms. . . . . . . . . . . . . . . . . . . . . . . . . .4
SECTION 1.3.  Computation of Time Periods. . . . . . . . . . . . . . . . . .5

                                     ARTICLE  II

                         AMOUNTS AND TERMS OF THE PURCHASERS

SECTION 2.1.  General Terms. . . . . . . . . . . . . . . . . . . . . . . . .6
SECTION 2.2.  Purchases from the Originator. . . . . . . . . . . . . . . . .7
SECTION 2.3.  Collections; Lock-Box Account. . . . . . . . . . . . . . . . .7
SECTION 2.4.  Transfer of Records to the Buyer . . . . . . . . . . . . . . .7
SECTION 2.5.  Perfection of Liens; Further Assurances. . . . . . . . . . . .8

                                     ARTICLE  III

                               CONDITIONS OF PURCHASES

SECTION 3.1.  Conditions Precedent to Initial Purchase . . . . . . . . . . .9
SECTION 3.2.  Conditions Precedent to All Purchases. . . . . . . . . . . . 10
SECTION 3.3.  Effect of Payment of Purchase Price. . . . . . . . . . . . . 10

                                     ARTICLE  IV

                            REPRESENTATIONS AND WARRANTIES

SECTION 4.1.  Representations and Warranties of the Originator . . . . . . 11
SECTION 4.2.  Reaffirmation of Representations and Warranties by
               the Originator; Notice of Breach. . . . . . . . . . . . . . 15



                                      ARTICLE  V

                         GENERAL COVENANTS OF THE ORIGINATOR

SECTION 5.1.  Affirmative Covenants of the Originator. . . . . . . . . . . 16
SECTION 5.2.  Negative Covenants of the Originator . . . . . . . . . . . . 18

                                     ARTICLE  VI

                            ADMINISTRATION AND COLLECTION

SECTION 6.1.  Designation of Servicer. . . . . . . . . . . . . . . . . . . 20
SECTION 6.2.  Rights of the Buyer. . . . . . . . . . . . . . . . . . . . . 20
SECTION 6.3.  Further Action Evidencing Transfers. . . . . . . . . . . . . 21
SECTION 6.4.  Transfers by Buyer . . . . . . . . . . . . . . . . . . . . . 21

                                     ARTICLE  VII

                             INDEMNIFICATION; REPURCHASES

SECTION 7.1.  Indemnities by the Originator. . . . . . . . . . . . . . . . 22
SECTION 7.2.  Repurchase of Receivables. . . . . . . . . . . . . . . . . . 23

                                    ARTICLE  VIII

                                    MISCELLANEOUS

SECTION 8.1.  Amendments, Etc. . . . . . . . . . . . . . . . . . . . . . . 24
SECTION 8.2.  Notices, Etc.. . . . . . . . . . . . . . . . . . . . . . . . 24
SECTION 8.3.  No Waiver; Remedies. . . . . . . . . . . . . . . . . . . . . 25
SECTION 8.4.  Binding Effect; Assignability. . . . . . . . . . . . . . . . 25
SECTION 8.5.  Governing Law; Waiver of Jury Trial. . . . . . . . . . . . . 25
SECTION 8.6.  Costs, Expenses and Taxes. . . . . . . . . . . . . . . . . . 26
SECTION 8.7.  Execution in Counterparts; Severability. . . . . . . . . . . 26
SECTION 8.8.  Term; Effect of Termination. . . . . . . . . . . . . . . . . 27


                                       EXHIBITS


EXHIBIT A      Form of Purchase Notice

EXHIBIT B      Form of Demand Note

EXHIBIT C      List of the Lock-Box Bank and the Lock-Box

EXHIBIT D      Schedule of Purchased Receivables

EXHIBIT E      List of Offices of Originator where Records Are Kept

EXHIBIT F      List of Tradenames and Assumed Names
